QSAM Biosciences

Clinical-Stage Targeted Radiopharmaceuticals For Treatment of Cancer

CORPORATE PRESENTATION - UPDATES

March 22, 2023

Forward Looking Statements

QSAM Biosciences

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations that are subject to various risks and uncertainties. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipates,” “believes,” “hopes,” “estimates,” “looks,” “expects,” “plans,” “intends,” “goal,” “potential,” “may,” “suggest,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts are forward-looking statements.

Among other factors that could cause actual results to differ materially from those expressed in forward-looking statements are QSAM Biosciences (”QSAM”) need for, and the availability of, substantial capital in the future to fund its operations and research and development; the fact that QSAM’s therapeutics may not successfully complete pre-clinical or clinical testing, or be granted regulatory approval to be sold and marketed in the United States or elsewhere. A more complete description of these risk factors is included in QSAM’s filings with the Securities and Exchange Commission (sec.gov). Readers are urged to consider all factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that QSAM files from time to time with the Securities and Exchange Commission. The forward-looking statements in this document speak only as of the date of these materials. Except as required by law, QSAM assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Bone Cancer is High Unmet Need with Significant Market Potential

QSAM Biosciences

Bone Metastasis
Breast, Lung, Prostate (others)

400K New Cases US[1]
>50% of cancer results in bone metastasis[2]

350K Deaths US[1]
Standard of Care Not Effective

$20B TAM
Using competitive pricing

Osteosarcoma & Ewings Sarcoma

~1,200 New Cases[3]
MOSTLY **PEDIATRIC**

Limb Amputation Frequent
No material treatment advances in
40 yrs

$125M TAM US
$100M value of Rare Pediatric Voucher



1. Huang, J., et al., 2020. Incidence Of Patients With Bone Metastases At Diagnosis Of Solid Tumors In Adults: A Large Population-Based Study.
2. Cleveland Clinic Journal of Medicine July 2022, 89 (7) 393-399; DOI: https://doi.org/10.3949/ccjm.89a.21062
3. Key Statistics for Osteosarcoma (cancer.org)

CycloSam® [Samarium-153 DOTMP]

QSAM's Next-Generation Therapeutic Radiopharmaceutical Targeting Treatment of Bone Cancer

"TACTICAL NUCLEAR WARHEAD" - SAMARIUM-153

- New formulation of previously FDA approved isotope
- Published human data in prior clinical study (550+ patients) indicates repeated dose is ~73% effective in treatment of bone tumors*

+

BONE TARGETING "MISSILE" - DOTMP

- Seeks high mineral turnover at and around site of bone tumors
- Significant animal studies and three human patients indicate preliminary safety and effectiveness of delivery


Radioactive
Radioactif
Radioaktiv

* Sinzinger H, Palumbo B, Ozker K. The Vienna protocol and perspectives in radionuclide therapy. The Quarterly Journal of Nuclear Medicine and Molecular Imaging : Official Publication of the Italian Association of Nuclear Medicine (AIMN) [and] the International Association of Radiopharmacology (IAR), [and] Section of the Society of... 2011 Aug;55(4):420-430.

Recent Milestones & Value Inflection Points

QSAM Biosciences

Since our last presentation in January 2023, we have:

- ✓ Onboarded Ellis Fischel Cancer Center (University of Missouri)
- ✓ Received FDA clearance for protocol amendment increasing age from 65 to 75 years old
- ✓ Launched social media patient recruitment program
- ✓ Completed enrolment in Cohort 1
- ✓ Started screening participants for Cohort 2 (expected to start dosing in April 2023)



✓FDA IND Cleared
✓Phase I Initiation
✓1st Patient Treated
✓2nd Patient Treated
✓ Complete 1st Cohort
Complete 2nd Cohort
Complete 3rd Cohort
Complete Phase 1 & Data Report
FDA approval of multi-dose protocol (Phase 1b or 2a)
Multi-dose study Initiation & 5-6 Sites Enrolling
Preliminary results
Complete multi-dose trial ~20 pts
2021
2022
H1 2023
H2 2023
H1 2024
H2 2024

Forward looking statements – actual results may differ materially.

CycloSam® Potential Value based on Deal Comps

QSAM Biosciences



$245 Million (2022)
Full Life Therapeutics acquires Focus-X; 2 pre-clinical assets, platform for carrier proteins
$2.1 Billion (2018)
Novartis acquires Endocyte; 2 Ph. 2/3 Drugs Pluvicto
$2.9 Billion (2013)
Bayer acquires Algeta; Xofigo
$2.0 Billion (2022)
Lantheus licenses 2 Ph. 3 Drugs from Point Biopharma
$3.9 Billion (2017)
Novartis acquires AAA; 2 Drugs in NDA process Lutathera
CycloSam
24-30 months
~$15-17M New Capital
CycloSam
Current
~$15M Valuation
Pre Clinical
Phase 1
Phase 2
Phase 3
Commercial

Forward looking statements – actual results may differ materially.

Ongoing Phase 1 Bone Mets Trial: First Patient Results Show Safety and Early Efficacy

QSAM Biosciences

Age 61 male with prostatic adenocarcinoma cancer metastatic to bone given two 0.5mCi/kg doses of CycloSam® 7 days apart

Results

- Targeted uptake in the bone tumors
- Rapid elimination
- Favorable blood results
- Decreased tumor metabolic activity
- Significantly diminished pain
- No toxicities or drug-related adverse events

HIGHLY TARGETED TO BONE TUMORS


Sacral & Right Femoral Neck Tumors
Spinal Tumors

Bone tumor uptake of Cyclosam® is clear from the brighter areas seen in SPECT/CT scans. Targeted uptake in bone; no soft tissue uptake is seen.

SAFETY*

Blood Profile: Baseline and 42-day Complete Blood Counts (CBC) and Complete Metabolic Panels (CMP) were taken. CBCs indicate a slight expected drop in blood cell counts that are not clinically significant. No transfusions or stem cell recovery procedures were implemented for this subject. CMPs indicate no clinically significant changes in liver and kidney function tests. Select relevant CBC and CMP data are below.

Test	Baseline (Previous) 04/07/2022	42 Days Post (Previous) 06/02/2022	Units	Normal Range
WBC	6.3 (5.3)	4.9 (4.2)	x10*3/uL	3.7-12.1
RBC	4.0	3.6	x10*6/uL	4.5-6.1
HGB	10.5 (10.3)	9.5 (9.9)	g/dl	13.5-18.0
HCT	34.2 (33.5)	30.4 (31.2)	%	42.0-54.0
ANC	5.3 (4.0)	3.1 (2.9)	x10*3/uL	2.0-8.0
PLT	275.0 (262.0)	270.0 (211.0)	x10*3/uL	138.0-477.0

WBC=White Blood Cells, RBC=Red Blood Cells, HGB=Hemoglobin, HCT=Hematocrit, ANC=Absolute Neutrophil Count, PLT=Platelet Count

EFFICACY*

L3 Metabolic Activity Compared (PET/CT)


7.00
0.00
50 % PET

[04/18/2022] Metabolic Activity: 4.1

[05/31/2022 Post Dosing Metabolic Activity: 1.5]
63% DECREASE

* Early data on single patent; future results may not be similar.

Ongoing Phase 1 Bone Mets Trial: Promising Second Patient Results

QSAM Biosciences

HIGHLY TARGETED TO BONE TUMORS



RT
LT
LT
RT
AP
PA

- **Results from SPECT/CT scans show that CycloSam® uptake in bone tumors is robust and visible; no soft tissue activity; rapid blood clearance**
- **Favorable blood results at day 38; WBC & platelets remained in normal range**
- **Patient experienced marked improvement in VAS pain score and quality of life (64 to 7 on a scale of 100 after 2nd dose; no longer cane-dependent or hospice bound)**

SAFETY*

LAB TEST	Screening 8/5/2022	(Day1) 8/31/2022	(Day8) 9/7/2022	Day38 10/10/2022	EOT 11/9/2022	UNITS	RANGE
Hemoglobin	12.2	12.5	12.7	12.5	13.1	g/dl	13.5-18.0
Hematocrit	37.9	38.5	38.6	38.1	38.5	%	42.0-54.0
Red Blood Cell Count	3.9	3.9	4	3.93	4.18	x10*6/uL	4.5-6.1
White Blood Cell Count	**8.9**	**9.5**	**6.2**	**6**	**6.89**	**x10*3/uL**	**3.7-12.1**
Absolute Neutrophil Count	6.3	8.1	4.5	4.4	4.83	x10*3/uL	2.0-8.0
Platelet Count	**205**	**225**	**215**	**177**	**199**	**x10*3/uL**	**138.0-477.0**
BUN		14	22	13	17	mg/dL	8-27
Creatinine		0.75	0.67	0.85	0.71	mg/dL	0.57-1.00
AST/SGOT		21	28	29	25	IU/L	0-40
ALT/SGPT		20	22	39	19	IU/L	0-32
Alkaline Phosphatase (ALP)		187	185	150	178	IU/L	44-121
Total Bilirubin		0.2	0.2	0.2	0.2	mg/dL	0.0-1.2

* Early data on single patent; future results may vary



QSAM Biosciences

Investor Highlights

QSAM presents an attractively valued opportunity in **rapidly growing and deal-active** radiopharmaceutical sector

Experienced management with successful record of FDA approvals, big pharma/gov partnerships and M&A

Initial asset materially de-risked through patented improvements over FDA approved drug; with precedent for safety, efficacy

Potential indications include multiple large, underserved markets; Orphan and Rare Pediatric Designation

Well-defined and achievable Exit Opportunity within 24-30 months; Several nearer-term inflection points that can drive value

Forward looking statements – actual results may differ materially.

QSAM Biosciences



Douglas Baum
CEO, Director

512-799-9397

dbaum@qsambio.com

www.qsambio.com

9442 N Capital of Texas Hwy
Plaza 1, Ste 500
Austin, TX 78759